UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2016

Advanced Medical Isotope Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-53497	80-0138937
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1021 N. Kellogg Street ● Kennewick, WA 99336

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (509) 736-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On August 18, 2016 (the “Resignation Date”) Haynie & Company (“H&C”) resigned as the independent registered public accounting firm for Advanced Medical Isotope (the “Company”).

The report of H&C on the Company’s financial statements for the most recent fiscal year did not contain an adverse or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

From the period that H&C was engaged by the Company through the Resignation Date, there were (i) no disagreements between the Company and H&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of H&C, would have caused H&C to make reference thereto in their report on the consolidated financial statements for such year, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided H&C with a copy of this Form 8-K and requested that H&C furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not H&C agrees with the above statements. [A copy of such letter, dated August 24, 2016, is attached as Exhibit 16.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

[16.1	Letter from Haynie & Company dated August 24, 2016]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MEDICAL ISOTOPE CORPORATION
(Registrant)
Date: August 24, 2016

	By	/s/ L. Bruce Jolliff
L. Bruce Jolliff, Chief Financial Officer